UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003

                              GILMAN + CIOCIA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-22996                 11-2587324
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

          11 Raymond Avenue
           Poughkeepsie, NY                                         12603
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (845) 486-0900

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Item 4. Changes in Registrant's Certifying Accountant

      On November 7, 2003, Gilman + Ciocia, Inc. (the "Company") engaged Radin Glass & Co., LLP ("Radin Glass") to serve as the Company's independent auditors for the year ending June 30, 2003 and for the year ending June 30, 2004. The Company's independent auditors were previously Grant Thornton, LLP ("Grant Thornton"). The Company dismissed Grant Thornton on November 5, 2003 at the recommendation of its Board of Directors. The ratification of the appointment of auditors for the year ending June 30, 2004 will be considered by the Company's stockholders at the next annual meeting anticipated to be held in March 2004.

      During the year ending June 30, 2003 and for the interim period through the date the relationship ended, there were no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The audit reports of Grant Thornton on the Company's consolidated financial statements as of and for the fiscal year ending June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton's audit report included in the Company's Annual Report on 10-K for the fiscal year ended June 30, 2002 included an explanatory paragraph relating to substantial doubt as to the Company's ability to continue as a going concern due to recurring losses from operations and its breach of covenants in the Company's loan agreements.

      During the fiscal year ending June 30, 2003 and for the interim period through the date the relationship ended, Grant Thornton did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K, except that:

      (i) On September 29, 2003, in connection with the audit of the Company's wholly-owned subsidiary, Prime Capital Services, Inc. ("Prime"), Grant Thornton sent Prime a letter advising Prime that material deficiencies had been found in its internal controls, but that such material deficiencies had been remedied through the hiring of additional personnel and the implementation of new supervisory procedures. A copy of such letter is attached as Exhibit 99.1.

      (ii) On November 10, 2003, Grant Thornton sent the Company a letter concluding that the Company had material weaknesses in its system of internal controls. In that letter, Grant Thornton stated that it had to expand the scope of its audit procedures in several areas, and had not completed its audit at the date of its termination. A copy of such letter is attached as Exhibit 99.2. The Company intends, with Radin Glass, to address the issues raised by Grant Thornton in its letter.

      During the year ending June 30, 2003 and through November 5, 2003, the Company did not consult Radin Glass regarding any matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1. Letter from Grant Thornton, LLP to Prime Capital Services, Inc., dated September 29, 2003.

Exhibit 99.2 Letter from Grant Thornton, LLP to Gilman + Ciocia, Inc. dated November 10, 2003.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GILMAN + CIOCIA, INC.


                                                     By: /s/ Michael P. Ryan
                                                         -----------------------
                                                     Name:  Michael P. Ryan
                                                     Title: President

Date: November 12, 2003